UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 5, 2004

GOLFSMITH INTERNATIONAL HOLDINGS, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-101117	16-1634897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11000 North IH-35, Austin, Texas		78753-3195
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(512) 837-8810

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On November 5, 2004, Golfsmith International, L.P., Golfsmith NU, L.L.C., and Golfsmith USA, L.L.C., as borrowers (the "Borrowers"), the other persons designated as Credit Parties to the credit agreement, the lenders signatory thereto from time to time, and General Electric Capital Corporation, for itself as a Lender, as L/C Issuer and as Agent for the Lenders, entered into Amendment No. 7 to Credit Agreement (the "Amendment"), which amends the existing credit agreement, as amended (the "Credit Agreement"), among such parties. The Borrowers are subsidiaries of Golfsmith International Holdings, Inc. ("Holdings") and Golfsmith International, Inc. ("Golfsmith"), each of which is also a guarantor under the Credit Agreement.

The Amendment amends for certain periods the minimum EBITDA (as defined in the Credit Agreement) and minimum interest coverage ratio (as defined in the Credit Agreement) requirements contained in Section 4.3 and Section 4.5 of the Credit Agreement, respectively. Pursuant to the Amendment, the minimum EBITDA requirement was amended to be: (1) $18,400,000 for the fiscal quarter ending on or about September 30, 2004; and (2) $16,500,000 for the fiscal quarter ending on or about December 31, 2004. Pursuant to the Amendment, the minimum interest coverage ratio requirement was amended to be: (1) 1.40 for the fiscal quarter ending on or about September 30, 2004; and (2) 1.10 for the fiscal quarter ending on or about December 31, 2004.

There are no material relationships between General Election Capital Corporation, on the one hand, and Holdings, Golfsmith, the Borrowers and the other credit parties to the Credit Agreement or any of their respective affiliates, on the other hand, other than in respect of the Credit Agreement and the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the complete Credit Agreement and Amendment, which are filed as exhibits hereto and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 10.1 - Credit Agreement, dated as of October 15, 2002, among Golfsmith International L.P., Golfsmith NU, L.L.C., and Golfsmith USA, L.L.C., as borrowers, Golfsmith International, Inc. and the other credit parties named therein and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.5 to Amendment No. 1 to Golfsmith International Holdings, Inc.’s Registration Statement on Form S-4 (File No. 333-101117))

Exhibit 10.2 - Amendment No. 1 to the Credit Agreement dated as of January 10, 2003 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.6 to Golfsmith International Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 (File No. 333-101117) filed on April 2, 2004)

Exhibit 10.3 - Amendment No. 2 to the Credit Agreement dated as of September 5, 2003 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.7 to Golfsmith International Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 (File No. 333-101117) filed on April 2, 2004)

Exhibit 10.4 - Amendment No. 3 to the Credit Agreement dated as of February 10, 2004 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.8 to Golfsmith International Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 (File No. 333-101117) filed on April 2, 2004)

Exhibit 10.5 - Amendment No. 4 to the Credit Agreement dated as of March 11, 2004 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.9 to Golfsmith International Holdings, Inc.’s Annual Report on Form 10-K for the fiscal year ended January 3, 2004 (File No. 333-101117) filed on April 2, 2004)

Exhibit 10.6 - Amendment No. 5 to the Credit Agreement dated as of July 21, 2004 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.1 to Golfsmith International Holdings, Inc.’s Quarterly Report on Form 10-Q for the quarter ended July 3, 2004 (File No. 333-101117) filed on August 17, 2004)

Exhibit 10.7 - Amendment No. 6 to the Credit Agreement dated as of October 4, 2004 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender (incorporated by reference to Exhibit 10.7 to Golfsmith International Holdings, Inc.’s Current Report on Form 8-K (File No. 333-101117) filed on October 8, 2004)

Exhibit 10.8 - Amendment No. 7 to the Credit Agreement dated as of November 5, 2004 among Golfsmith International, L.P., Golfsmith NU, L.L.C. and Golfsmith USA, L.L.C. as Borrowers and General Electric Capital Corporation as a lender

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLFSMITH INTERNATIONAL HOLDINGS, INC.

November 12, 2004	By:	/s/ James D. Thompson

Name: James D. Thompson
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.8	Amendment No. 7 to Credit Agreement